================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 3, 2000

                            ----------------------

                               VIDEO CITY, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    0-14023                     95-3897052
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation or                                   Identification Number)
       organization)


        9998 Global Road, 2/nd/ Floor                        19115
         Philadelphia, Pennsylvania                        (Zip Code)
   (Address of principal executive offices)


                                (215) 856-2560
             (Registrant's telephone number, including area code)


                         370 Amapola Avenue, Suite 208
                          Torrance, California 90501
         (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events

     On March 3, 2000, Video City, Inc. ("Video City") and West Coast Entertainment Corporation ("West Coast") entered into a Management Agreement (the "Management Agreement"), pursuant to which Video City will manage and operate West Coast's business until the closing of the proposed merger between Video City and West Coast. The Management Agreement provides that West Coast shall pay management fees for Video City's management services in amounts equal to certain percentages of gross revenues actually collected from the West Coast business less all costs and expenses of West Coast incurred and paid in the ordinary course of business. West Coast may terminate the Management Agreement on or after August 31, 2000. Concurrent with the execution of the Management Agreement, the directors and executive officers of West Coast resigned and Video City moved its principal executive offices from Torrance, California to Philadelphia, Pennsylvania.

     Video City and West Coast also amended the Agreement and Plan of Merger entered into in August 1999 (the "Merger Agreement"), to provide that the "Outside Date," as defined in the Merger Agreement, shall be August 31, 2000. The consummation of the previously reported merger is subject to certain terms and conditions set forth in the Merger Agreement, including the approval of the transactions by the stockholders of Video City and West Coast and the approval by creditors and other third parties.

     The foregoing description of the Management Agreement and the amendment to the Merger Agreement is qualified in its entirety by reference to the Management Agreement and the amendment to the Merger Agreement, copies of which are filed herein as exhibits, and which are incorporated herein by this reference.

  Safe Harbor Statement under the Private Securities Litigation Reform Act of
  ---------------------------------------------------------------------------
1995.
----

     This Current Report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, such as statements of Video City's plans, objectives, expectations and intentions, that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Special Considerations" as set forth in Video City's Annual Report on Form 10-K for the fiscal year ended January 31, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

10.1 Management Agreement, dated as of March 3, 2000, by and between Video City, Inc. and West Coast Entertainment Corporation.

10.2 First Amendment to Merger Agreement, dated as of March 3, 2000, by and among Video City, Inc., Keystone Merger Corp. and West Coast Entertainment Corporation.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIDEO CITY, INC.


                                          By:  /S/ ROBERT Y. LEE
                                               ------------------------
                                               Robert Y. Lee
                                               Chief Executive Officer


Dated: March 27, 2000

                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

 10.1 Management Agreement, dated as of March 3, 2000, by and between Video City, Inc. and West Coast Entertainment Corporation.

 10.2 First Amendment to Merger Agreement, dated as of March 3, 2000, by and among Video City, Inc., Keystone Merger Corp. and West Coast Entertainment Corporation.